                          FIFTH AMENDMENT AND CONSENT
                          ---------------------------

          FIFTH AMENDMENT AND CONSENT (this "Amendment"), dated as of June 3, 1999, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent") and BANKERS TRUST COMPANY, as Pledgee and Collateral Agent (the "Pledgee") under the Pledge referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (as amended, modified or supplemented to but not including the date hereof, the "Credit Agreement");

          WHEREAS, Holdings, the Borrower, various Subsidiaries of the Borrower and the Collateral Agent are parties to a Security Agreement, dated as of February 6, 1997 (as in effect on the date hereof, the "Security Agreement");

          WHEREAS, Holdings, the Borrower, various Subsidiaries of the Borrower and the Collateral Agent are parties to a Pledge Agreement, dated as of February 6, 1997 (as in effect on the date hereof, the "Pledge Agreement");

          WHEREAS, the Borrower desires to acquire all of the capital stock of a corporation previously identified to the Agent and the Banks (the "First Identified Target"), by way of a one-step merger of a newly-formed Wholly-Owned Subsidiary of the Borrower ("MergeCo") with and into the First Identified Target, pursuant to, and in accordance with the terms of, an Agreement and Plan of Merger (as amended, modified or supplemented to the date hereof, the "First Identified Merger Agreement"), dated as of June 4, 1999, among the Borrower, the First Identified Target and MergeCo, with the First Identified Target to be the surviving corporation of such merger (the "First Identified Acquisition"), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

          WHEREAS, the Borrower desires to acquire, indirectly through a newly-formed Wholly-Owned Subsidiary of the Borrower which may, but need not be, a Foreign Subsidiary ("Second Identified Acquisition Corp."), all of the capital stock of a corporation previously identified to the Agent and the Banks (the "Second Identified Target"), pursuant to, and in accordance with the terms of, a definitive Stock Purchase Agreement in the form furnished to the Agent prior to the date hereof (with such amendments, modifications and waivers thereto as may be consented to by the Required Banks, the "Identified Stock Purchase Agreement"), to be entered into among Second Identified Acquisition Corp., the Borrower, as guarantor, the Second Identified Target and the selling shareholders specified therein (the "Second Identified Acquisition"), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

          WHEREAS, the Borrower has requested certain amendments and consents to the Credit Agreement, the Security Agreement and the Pledge Agreement in connection with the First Identified Acquisition, the Second Identified Acquisition and the financing thereof as described below; and

          WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain consents to the Credit Agreement and the parties hereto wish to amend the Credit Agreement, the Security Agreement and the Pledge Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments and Consents to Credit Agreement.
     -------------------------------------------

          1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby acknowledge and agree that the First Identified Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a "Permitted Acquisition" for all purposes of the Credit Agreement), so long as:

          (i) immediately after giving effect to the First Identified Acquisition, the Permitted Acquisition Cost thereof (exclusive of transaction fees and expenses) shall not exceed $50,000,000 plus the amount
                                                                 ----
     of any purchase price adjustment as determined pursuant to the First Identified Merger Agreement;

          (ii) except for (x) the deviation from the requirements of a Permitted Acquisition contained in the Credit Agreement as set forth in clause (i) above and (y) the consummation of the First Identified Acquisition by MergeCo (rather than the Borrower as otherwise contemplated by Section 8.02(p) under the Credit Agreement), the First Identified Acquisition shall otherwise be effected as a "Permitted Acquisition" in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement, including, without limitation, Sections 7.11, 8.02(p) and 8.15(a) thereof;

          (iii) on or prior to the First Identified Acquisition Date, there shall have been delivered to the Agent true and correct copies of the First Identified Merger Agreement and all documents entered into in connection with the First Identified Acquisition (the "First Identified Acquisition Documents"), certified as such by an officer of the Borrower;

          (iv) on the First Identified Acquisition Date, (w) all First Identified Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (x) the representations and warranties set forth in the First Identified Acquisition Documents shall be true and correct in all material respects,
     (y) each of the material conditions precedent to the Borrower's and its Subsidiaries' obligations to consummate the First Identified Acquisition as set forth in the First Identified Acquisition Documents shall have been satisfied to the reasonable satisfaction of the Agent or waived with the consent of the Agent, and (z) the First Identified Acquisition shall have been consummated in accordance with all applicable law and the First Identified Acquisition Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Agent);

          (v) on or prior to the First Identified Acquisition Date, the Agent shall have received from McGuire, Woods Battle & Boothe LLP, special counsel to the Credit Parties, an opinion addressed to the Agent, the Collateral Agent and each of the Banks and dated the First Identified Acquisition Date, which opinion shall be in form and substance reasonably satisfactory to the Agent and shall cover the perfection of security interests in the assets of the First Identified Target and its Subsidiaries granted pursuant to the Security Documents and such other matters incident to the transactions contemplated herein as the Agent may reasonably request;

          (vi) on the First Identified Acquisition Date, all necessary and material governmental (domestic and foreign) and third party approvals in connection with the First Identified Acquisition and the transactions contemplated by the First Identified Acquisition Documents and this Amendment and otherwise referred to therein or herein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Agent, materially adverse conditions upon the consummation of the First Identified Acquisition and the transactions contemplated by this Amendment;

          (vii) on the First Identified Acquisition Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the First Identified Acquisition or the transactions contemplated by this Amendment;

          (viii) on the First Identified Acquisition Date, after giving effect to the First Identified Acquisition, nothing shall have occurred since July 31, 1998 (and neither the Banks nor the Agent shall have become aware of any facts or conditions not previously known) which the Agent or the Required Banks shall determine has, or could reasonably be expected to have
     (x) a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of the Credit Parties to perform their respective obligations to the Agent and the Banks under the Credit Documents, (y) a Material Adverse Effect or (z) a material adverse effect on the business, properties, assets, liabilities, condition

     (financial or otherwise) or prospects of the First Identified Target and its Subsidiaries taken as a whole;

          (ix) on the First Identified Acquisition Date, no actions, suits or proceedings by any entity (private or governmental) shall be pending or threatened (a) with respect to the First Identified Acquisition, the Credit Agreement or any documentation executed in connection therewith or (b) which the Agent or the Required Banks shall determine could reasonably be expected to (x) have a Material Adverse Effect or (y) have a materially adverse effect on (I) the First Identified Acquisition, (II) the rights or remedies of the Banks or the Agent under the Credit Agreement or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks or the Agent under the Credit Agreement or under any other Credit Document or (III) the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of the First Identified Target and its Subsidiaries taken as a whole;

          (x) on the First Identified Acquisition Date, the Agent shall have received a solvency certificate from the chief financial officer of the Borrower, dated the First Identified Acquisition Date, in form and substance satisfactory to the Agent;

          (xi) on the First Identified Acquisition Date, the Agent shall have received a certificate from the chief financial officer of the Borrower, dated the First Identified Acquisition Date, in form and substance satisfactory to the Agent, containing (I) a representation and warranty that (x) the incurrence of A-2 Term Loans on such date does not violate the terms of the Senior Subordinated Notes Indenture (including Section 4.12 thereof) and (y) the Indebtedness evidenced by the A-2 Term Loans constitutes "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated Notes Indenture and (II) financial calculations (in form and substance reasonably satisfactory to the Agent) establishing compliance with a Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Notes Indenture) of greater than 2.00:1.0 (after giving effect to the incurrence of A-2 Term Loans) as required by the proviso to Section
     4.12 of the Senior Subordinated Notes Indenture; and

          (xii) on the First Identified Acquisition Date, the Agent shall have received a certificate, dated the First Identified Acquisition Date and signed on behalf of the Borrower by an appropriate officer of the Borrower, stating all of the conditions in clauses (i), (ii), (iii), (iv), (vi),
     (vii), (viii) and (ix) of above and Section 5.02 of the Credit Agreement have been satisfied on such date.

          2. Notwithstanding anything to the contrary contained in the Credit Agreement or Section 1 of Part I of this Amendment, the parties hereto hereby acknowledge and agree that the First Identified Acquisition shall not constitute a "Permitted Acquisition" for purposes of determining compliance with clause
(vi) of the proviso to Section 8.02(p) in connection with any new Permitted Acquisition to be effected after the Fifth Amendment Effective Date.

          3. The Banks hereby acknowledge and agree that the Second Identified Acquisition may be effected as a Permitted Acquisition in accordance with all applicable requirements of the Credit Agreement, including, without limitation, Section 8.02 thereof; provided that, notwithstanding anything to the
                                  --------
contrary contained in the Credit Agreement, the following deviations from the requirements of a Permitted Acquisition under Section 8.02(p) of the Credit Agreement shall be permitted (and only such deviations shall be permitted) in connection with the Second Identified Acquisition so long as the same otherwise meets all applicable requirements for a Permitted Acquisition pursuant to the Credit Agreement:

          (i) the Second Identified Acquisition may be (but shall not be required to be) consummated by Second Identified Acquisition Corp. rather than the Borrower (notwithstanding any contrary requirement contained in Section 8.02(p) of the Credit Agreement);

          (ii) upon the consummation of the Second Identified Acquisition, the Second Identified Target may become a Wholly-Owned Foreign Subsidiary of the Borrower (notwithstanding any contrary requirement contained in clause
     (ii) to the proviso to Section 8.02(p) of the Credit Agreement); and

          (iii) the consideration paid (and Indebtedness assumed) in connection with the Second Identified Acquisition may include Indebtedness expressly permitted by Sections 8.04(p) and (q) of the Credit Agreement.

          4. Section 1.01(a) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

          5. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following text at the end of said Section:

          "(e)   Subject to and upon the terms and conditions set forth herein, each Bank with an A-2 Term Loan Commitment severally agrees to make a term loan or term loans (each, an "A-2 Term Loan" and, collectively, the "A-2 Term Loans") to the Borrower, which A-2 Term Loans (i) shall be incurred by the Borrower pursuant to a single drawing on the First Identified Acquisition Date, (ii) shall be denominated in U.S. Dollars, (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that (x) all A-2 Term Loans made as part of the same
            --------
     Borrowing shall, unless otherwise specifically provided herein, consist of A-2 Term Loans of the same Type and (y) unless the Agent has determined that the A-2 Term Loan Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of A-2 Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the First Identified Acquisition Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on or within five Business Days following the First Identified Acquisition Date, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing) and (iv) shall not exceed for any Bank at the time of incurrence thereof on the First Identified Acquisition Date that aggregate principal amount as is equal to the A-2 Term Loan Commitment of such Bank as in effect on the First Identified Acquisition Date (after giving effect to any reductions thereto pursuant to Section 3.03(d)(ii) but before giving effect to any reductions thereto on such date pursuant to
     Section 3.03(d)(i)). Once repaid, A-2 Term Loans incurred hereunder may not be reborrowed.".

          6. Section 1.03(a) of the Credit Agreement is hereby amended by deleting the text "Term Loans" appearing in said Section and inserting the text "A-1 Term Loans, A-2 Term Loans" in lieu thereof.

          7. Section 1.05(a) of the Credit Agreement is hereby amended by (x) deleting the text "Term" in each place it appears in clause (i) of said Section and inserting the text "A-1 Term" in lieu thereof, (y) deleting the word "and" appearing at the end of clause (ii) of said Section and inserting a comma in lieu thereof and (z) inserting the following new clause (iv) at the end of said
Section:

     "and (iv) if A-2 Term Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, an "A-2 Term Note" and, collectively, the "A-2 Term Notes")".

          8. Section 1.05(b) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

          9. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clause (e) thereof as clause (f) and (ii) inserting the following new clause (e) immediately following clause (d) of said Section:

          "(e) The A-2 Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Fifth Amendment Effective Date, (iii) be in a stated principal amount equal to the A-2 Term Loan Commitment of such Bank on the Fifth Amendment Effective Date (or, if issued after the termination of the Total A-2 Term Loan Commitment, the A-2 Term Loans made by such
     Bank) and be payable in the principal amount of A-2 Term Loans evidenced thereby, (iv) mature on the A-2 Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

          10. Section 1.06 of the Credit Agreement is hereby amended by (x) redesignating clause (iv) of the proviso to the first sentence of said Section as clause (v) and (y) inserting the following new clause (iv) immediately following clause (iii) of the proviso to the first sentence of said Section:

     ", (iv) unless the Agent has determined that the A-2 Term Loan Syndication Date has occurred (at which time this clause (iv) shall no longer be applicable), prior to the 90th day after the First Identified Acquisition Date, A-2 Term Loans maintained as Base Rate Loans may not be converted into Eurodollar Loans unless any such conversion is effective on the first, second or third Interest Period referred to in clause (y) of Section 1.01(e)(iii) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 90th day after the First Identified Acquisition Date as are permitted under such Section".

          11. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following sentence in lieu thereof:

     "All Borrowings of A-1 Term Loans, A-2 Term Loans and Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks pro rata on the basis of their A-1 Term Loan Commitments,
               --- ----
     A-2 Term Loan Commitments or Revolving Loan Commitments, as the case may be; provided that all Borrowings of Revolving Loans made
                  --------
     pursuant to a Mandatory Borrowing shall be incurred from the Banks pro rata on the basis on their Percentages.".
     --- ----

          12. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting clause (v) appearing in said Section in its entirety and inserting the following new clause (v) in lieu thereof:

          "(v)   no Interest Period for any Borrowing under a Facility shall be elected which would extend beyond the respective Maturity Date for such Facility;"

and (ii) deleting clause (vii) appearing in said Section in its entirety and inserting the following new clause (vii) in lieu thereof:

          "(vii) no Interest Period in respect of any Borrowing of Term Loans shall be elected which extends beyond any date upon which a mandatory repayment of such Term Loans is required to be made under Section 4.02(A)(b)(i) or (ii), as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of such Term Loans which have Interest Periods which will expire after such date of mandatory repayment will be in excess of the aggregate principal amount of such Term Loans permitted to be outstanding after such mandatory repayment.".

          13. Section 1.13 of the Credit Agreement is hereby amended by (i) deleting the text "and/or (b) Term Loans, the outstanding Term Loans)" appearing in said Section and inserting the text "and/or (b) the outstanding Term Loans and Term Loan Commitment of any Facility, the outstanding Term Loans and Term Loan Commitment of the respective Facility or Facilities)" in lieu thereof, (ii) deleting the text "(except for the replacement of only the outstanding Term Loans of the respective Bank)" appearing in said Section and inserting the text

"(except for the replacement of only the outstanding Term Loans and Term Loan Commitment of any or all Facilities of Term Loans of the respective Bank)" in lieu thereof, (iii) inserting the text "and/or the Term Loan Commitment" immediately following the text "or (II) the Term Loans" appearing in said Section, (iv) inserting the text "and/or the Term Loan Commitment" immediately after the text "Term Loans" appearing in clause (x)(B) of said Section, (v) inserting the text "and Term Loan Commitment of any or all Facilities of Term Loans" immediately after the text "outstanding Term Loans" appearing in clause
(y) of said Section and (vi) inserting the text ", a Term Loan Commitment" immediately following the text "Term Loans" appearing in the last sentence of said Section.

          14. Section 3.02(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 3.02(a) in lieu thereof:

     "(a) Upon at least three Business Days' prior written notice (or telephone notice promptly confirmed in writing) to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total A-2 Term Loan Commitment or the Total Unutilized Revolving Loan Commitment, provided that (w) any such termination or
                                --------
     partial reduction shall apply to proportionately and permanently reduce the Total A-2 Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment, (x) any partial reduction pursuant to this Section 3.02(a) shall be in integral multiples of $1,000,000, (y) the reduction to the Total Unutilized Revolving Loan Commitment shall be in no case be in an amount which would cause the Revolving Loan Commitment of any RL Bank to be reduced (as required by the preceding clause (w)) by an amount which exceeds the remainder of (A) the Unutilized Revolving Loan Commitment of such RL Bank as in effect immediately before giving effect to such reduction minus (B) such RL Bank's Percentage of the aggregate principal amount of Swingline Loans then outstanding and (z) any partial reduction to the Total A-2 Term Loan Commitment pursuant to this Section 3.02(a) shall apply to reduce the then remaining Scheduled A-2 Repayments on a pro rata basis (based upon the then
                                             --- ----
     remaining Scheduled A-2 Repayments after giving effect to all prior reductions thereto).".

          15. Section 3.02(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 3.02(b) in lieu thereof:

          "(b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
     Section 12.12(b), the Borrower shall have the right, subject to obtaining the consents required by Section 12.12(b), upon five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), to terminate the entire Revolving Loan

     Commitment and/or, if prior to the termination of the Total A-2 Term Loan Commitment, the A-2 Term Loan Commitment of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank (including all amounts, if any, owing pursuant to Section 1.11 but excluding amounts owing in respect of any Loans maintained by such Bank, if such Loans are not being repaid pursuant to
     Section 12.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Annex I shall be deemed modified to reflect such changed amounts) and at such time, unless the respective Bank continues to have outstanding Loans or Commitments of any Facility hereunder, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06), which shall survive as to such repaid Bank. Unless otherwise specifically agreed in writing by the Required Banks, any reduction to the Total A-2 Term Loan Commitment pursuant to this Section 3.02(b) shall apply to reduce the remaining Scheduled A-2 Repayments on a pro rata basis (based upon the then
                                             --- ----
     remaining amount of each such Scheduled A-2 Repayment, after giving effect to all prior reductions thereto).".

          16. Section 3.03 of the Credit Agreement is hereby amended by (i) deleting the text "The Total Commitment (and the" appearing in clause (a) of said Section and inserting the text "Each of the Total A-1 Term Loan Commitment and the Total Revolving Loan Commitment (and the A-1" in lieu thereof, (ii) inserting the text "A-1" immediately prior to each appearance of the word "Term" appearing in clause (b) of said Section, (iii) redesignating clauses (d) and (e) of said Section as clauses (e) and (f), respectively, (iv) inserting the following new clause (d) immediately following clause (c) of said Section:

          "(d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A-2 Term Loan Commitment shall (i) terminate in its entirety (to the extent not theretofore terminated) on the earlier to occur of (x) the First Identified Acquisition Date (after giving effect to the incurrence of A-2 Term Loans on such date) and (y) August 31, 1999 and (ii) prior to the termination of the Total A-2 Term Loan Commitment as provided in clause (i) above, be permanently reduced on each date upon which a mandatory repayment of Term Loans pursuant to Section 4.02(A)(c), (d), (e), (f), (g) and (h) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.";

(v) inserting the text "occurring on and after the termination of the Total A-2 Term Loan Commitment pursuant to this Section 3.03" immediately after the text "this Section 3.03 on each date" appearing in clause (e) of said Section (as redesignated pursuant to clause (iii) above) and

(vi) deleting clause (f) of said Section (as redesignated pursuant to clause
(iii) above) in its entirety and inserting the following new clause (f) in lieu thereof:

          "(f)   Each reduction to the Total A-1 Term Loan Commitment, the Total
     A-2 Term Loan Commitment or Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the A-1 Term Loan Commitment, A-2 Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.".

          17.    Section 4.01(a) of the Credit Agreement is hereby amended by
(i) deleting the text "and/or Term Loans" appearing in said Section and inserting the text ", A-1 Term Loans and/or A-2 Term Loans" in lieu thereof,
(ii) deleting the text "Term Loans" appearing in clause (i) of said Section and inserting the text "A-1 Term Loans, A-2 Term Loans" in lieu thereof, (iii) deleting the word "and" appearing at the end of clause (iv) of said Section,
(iv) deleting clause (v) of said Section in its entirety and inserting the following new clauses (v), (vi) and (vii) in lieu thereof:

          "(v)   each prepayment of Term Loans pursuant to this Section 4.01 must consist of a prepayment of A-1 Term Loans (in an amount equal to the A-1 TL Percentage of such prepayment) and A-2 Term Loans (in an amount equal to the A-2 TL Percentage of such prepayment);

          (vi) each prepayment of A-1 Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled A-1 Repayments in direct order of maturity (based upon the then remaining principal amount of each such Scheduled A-1 Repayment); and

          (vii) each prepayment of A-2 Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled A-2 Repayments in direct order of maturity (based upon the then remaining principal amount of each such Scheduled A-2 Repayment).".

          18.    Section 4.01(b) of the Credit Agreement is hereby amended by
(i) redesignating clause (B) of said Section as clause (C) thereof and (ii) inserting the following new clause (B) immediately following clause (A) of said
Section:

     ", (B) in the case of the repayment of A-2 Term Loans of any Bank pursuant to this clause (b), the A-2 Term Loan Commitment of such Bank (to the extent not theretofore terminated) is terminated concurrently with such repayment (at which time Annex I shall be deemed modified to reflect the changed A-2 Term Loan Commitments)".

          19.    Section 4.02(A)(b) of the Credit Agreement is hereby amended by
(i) inserting the text "(i)" immediately prior to the text "In addition" appearing in said Section, (ii) deleting the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof, (iii) deleting the text "Scheduled Repayment" appearing in said Section and inserting the text "Scheduled A-1 Repayment" in lieu thereof and (iv) inserting the following clause (ii) at the end of said Section:

          "(ii)  In addition to any other mandatory repayments pursuant to this
     Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of A-2 Term Loans as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled A-2 Repayment"):

       Scheduled A-2 Repayment Date                          Amount
       ----------------------------                          ------
       September 30, 2002                                    $6,000,000
       December 31, 2002                                     $6,000,000
       March 31, 2003                                        $7,000,000
       June 30, 2003                                         $7,000,000
       September 30, 2003                                    $7,000,000
       A-2 Term Loan Maturity Date                           $7,000,000

     In the event that less than $40,000,000 in aggregate principal amount of A-2 Term Loans has been incurred on the earlier to occur of (x) the First Identified Acquisition Date and (y) August 31, 1999, an amount equal to the remainder of $40,000,000 less the aggregate principal amount of the A-2
                              ----
     Term Loans incurred on the First Identified Acquisition Date (if any) shall be applied to reduce the then remaining Scheduled A-2 Repayments on a pro
                                                                           ---
     rata basis (based upon the then remaining principal amount of such
     ----
     Scheduled A-2 Repayments after giving effect to all prior reductions thereto).".

          20. Each of Sections 4.02(A)(c), (d), (e), (f), (g) and (h) of the Credit Agreement is hereby amended by inserting the text "(with the A-1 TL Percentage of such amount to be applied as a repayment of the A-1 Term Loans and the A-2 TL Percentage of such amount to be applied as a repayment of the A-2 Term Loans)" immediately after the first appearance of the text "shall be applied as a mandatory repayment of principal of Term Loans" in each such Section.

          21. Section 4.02(A)(i) of the Credit Agreement is hereby amended by deleting clause (ii) of said Section in its entirety and inserting the text "(ii) all other then outstanding Loans of the respective Facility shall be repaid in full on the respective Maturity Date for such Facility" in lieu thereof.

          22. Sections 4.02(B)(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(B)(a) in lieu thereof:

          "(a)   All repayments of Term Loans shall be applied in the following manner:

          (i) any amount required to be applied to A-1 Term Loans or A-2 Term Loans, as the case may be, shall apply to the repayment of the outstanding principal amount of A-1 Term Loans and A-2 Term Loans, respectively, of the respective Facility;

          (ii)   if required pursuant to Section 4.02(A)(c), (d), (e), (g) or
     (h), such repayments of A-1 Term Loans and A-2 Term Loans shall be applied to reduce the then remaining Scheduled Repayments of the respective Facility on a pro rata basis (based upon the then remaining amount of each
                   --- ----
     such Scheduled Repayment of the respective Facility after giving effect to all prior reductions thereto); and

          (iii) if required pursuant to Section 4.02(A)(f), such repayments of A-1 Term Loans and A-2 Term Loans shall be applied (x) first to reduce the
                                                            -----
     next two then remaining Scheduled Repayments of the respective Facility in direct order of maturity and (y) second, thereafter (or to the extent in excess thereof), to reduce the then remaining Scheduled Repayments of the respective Facility on a pro rata basis (based upon the then remaining
                              --- ----
     amount of each such Scheduled Repayment of the respective Facility after giving effect to all prior reductions thereto, including reductions pursuant to clause (x) above).".

          23. Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the word "Term" appearing in clause (a) of said Section and inserting the text "A-1 Term" in lieu thereof, (ii) inserting the text "(x)" immediately after the text "provided that" appearing in clause (b) of said Section, (iii)
                --------
inserting the text "and (y) proceeds of Revolving Loans incurred on the First Identified Acquisition Date in an amount not to exceed $13,500,000 may be used to finance the First Identified Acquisition and to pay fees and expenses incurred in connection therewith" at the end of the proviso appearing in clause
(b) of said Section and (iv) inserting the following new clause (d) at the end of said Section:

          "(d) The proceeds of all A-2 Term Loans shall be utilized (i) to finance the First Identified Acquisition and (ii) to pay fees and expenses incurred in connection therewith, so long as such fees and expenses do not exceed $1,000,000.".

          24. Section 6.10 of the Credit Agreement is hereby amended by (x) inserting the text "(i)" immediately after the text "(b)" appearing in clause
(b) of said Section, (y) inserting the following new clause (ii) at the end of clause (b) of said Section:

          "(ii) The audited consolidated balance sheets of the First Identified Target for the fiscal years ended July 31, 1995, July 31, 1996, July 31, 1997 and July 31, 1998, and the unaudited consolidated balance sheet of the First Identified Target at April 30, 1999, and the related consolidated statements of operations and cash flows of the First Identified Target for the fiscal years or nine-month period, as the case may be, ended as of said dates, which annual financial statements have been examined by (x) BDO Seidman LLP, in the case the financial statements for the fiscal years ended July 31, 1995, July 31, 1996 and July 31, 1997 and (y)

     Arthur Andersen LLP, in the case of the financial statements for the fiscal year ended July 31, 1998, each certified public accountants, who delivered an unqualified opinion with respect thereto and copies of which have heretofore been delivered to each Bank, present fairly in all material respects the financial position of the First Identified Target and its Subsidiaries on a consolidated basis at the date of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the April 30, 1999 financial statements, to normal year-end audit adjustments and the absence of footnotes.";

and (z) inserting the following new clause (f) at the end of said Section:

          "(f)   The Updated Projections are based on good faith estimates and assumptions made by the management of the Borrower. On the Fifth Amendment Effective Date such management believed that the Updated Projections were reasonable and attainable, it being recognized by the Banks, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Updated Projections may differ from the projected results and that the differences may be material.".

          25. Section 7.10 of the Credit Agreement is hereby amended by (i) inserting the text "(or, at the option of the Borrower at any time prior to the first anniversary of the Fifth Amendment Effective Date (x) in the case of the First Identified Target and each of its Subsidiaries, July 31 and (y) in the case of Second Identified Target and each of its Subsidiaries, December 31)" immediately after the text "January of each year" appearing in said Section and
(ii) inserting the text "(or, at the option of the Borrower at any time prior to the first anniversary of the Fifth Amendment Effective Date (x) in the case of the First Identified Target and each of its Subsidiaries, October 31, January 31, and April 30 and (y) in the case of Second Identified Target and each of its Subsidiaries, March 31, June 30 and September 30)" immediately after the text "such fiscal year ends" appearing in said Section.

          26. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.19: "Within 60 days following the Fifth Amendment Effective Date, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (x) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance satisfactory to the Agent, to each of the Mortgages, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances."

          27. Section 8.02 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately prior to the text "the Borrower" appearing in clause (g) said Section, (ii) inserting the text "and (y) the First Identified Target may sell and repurchase accounts receivable pursuant to, and in accordance with the terms of, the Permitted Factoring Agreement, so long as the Indebtedness of the First Identified Target arising in connection therewith is permitted by Section 8.04(o)" at the end of clause (g) of said Section, (iii) deleting the word "and" at the end of clause (q) of said Section, (iv) redesignating clause (r) of said Section as clause (s) and (v) inserting the following new clause (r) after clause (q) appearing in said Section:

          "(q) the First Identified Target may purchase certain equity interests to the extent permitted by Section 8.05(v); and".

          28. Section 8.03 of the Credit Agreement is hereby amended by (i) redesignating clause (o) of said Section as clause (s), (ii) deleting the word "and" at the end of clause (n) of said Section and (iii) inserting the following new clauses (o), (p), (q) and (r) immediately following clause (n) of said
Section:

          "(o) Liens created under the Permitted Factoring Agreement securing Indebtedness permitted by Section 8.04(o) and the other obligations of the First Identified Target under the Permitted Factoring Agreement;

          (p) Liens created by or pursuant to the Second Identified Target Credit Agreement and the Second Identified Target Bonds;

          (q) Liens on the capital stock of Second Identified Target securing the Second Identified Target Secured Note;

          (r) Liens securing Permitted Refinancing Indebtedness to the extent permitted by Section 8.04(r); and".

          29. Section 8.04 of the Credit Agreement is hereby amended by (i) redesignating clause (o) of said Section as clause (s), (ii) deleting the word "and" at the end of clause (n) of said Section and (iii) inserting the following new clauses (o), (p), (q) and (r) immediately following clause (n) of said
Section:

          "(o) Indebtedness consisting of recourse obligations of the First Identified Target under the Permitted Factoring Agreement, so long as the aggregate amount of all such Indebtedness shall not exceed $4,000,000 at any time;

          (p) Indebtedness of (x) Second Identified Acquisition Corp. incurred pursuant to the Second Identified Target Secured Note in an aggregate outstanding principal amount not to exceed CDN$4,000,000 (as reduced by any principal payments thereof) and (y) the Borrower consisting of an unsecured guaranty of the Indebtedness permitted pursuant to immediately preceding clause (x);

          (q)  Indebtedness of Second Identified Target incurred under
     (x) the Second Identified Target Credit Agreement in an aggregate principal amount not to exceed CDN$11,000,000 less the aggregate
                                                   ----
     amount of permanent commitment reductions thereunder, (y) the Second Identified Target Bonds in an aggregate principal amount not to exceed CDN$14,439,000 (as reduced by any repayments of principal thereof and any forgiveness of principal prepayments thereunder by the holders thereof) and (z) the Second Identified Target Loan Agreement in the form of term loans in an aggregate principal amount not to exceed CDN$1,830,000 less the aggregate amount of principal
                                 ----
     repayments thereof;

          (r) Permitted Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of the respective incurrence thereof and immediately after giving effect thereto; and".

          30. Section 8.05 of the Credit Agreement is hereby amended by (i) inserting the text "(including receivables in respect of obligations owing from a financial institution to the First Identified Target under the Permitted Factoring Agreement)" immediately following the text "owing to it" appearing in clause (b) of said Section, (ii) deleting the amount "$500,000" appearing in clause (o) of said Section and inserting the amount "$5,000,000" in lieu thereof, "(iii) deleting the word "and" appearing at the end of clause (r) of said Section, (iv) redesignating clause (s) of said Section as clause (w) and
(v) inserting the following new clauses (s), (t), (u) and (v) immediately following clause (r) of said Section:

          "(s) the Borrower may make cash capital contributions to each of Second Identified Acquisition Corp. and MergeCo, in each case in such amounts as may be required to finance the Second Identified Acquisition or the First Identified Acquisition, as the case may be, on the respective closing date of the Second Identified Acquisition or the First Identified Acquisition, as the case may be;

          (t) (I) the Borrower may make cash capital contributions and/or make intercompany loans or advances to Second Identified Acquisition Corp., and
     (II) Second Identified Acquisition Corp. may in turn use the proceeds of any such contributions and/or intercompany loans to make cash capital contributions and/or intercompany loans to Second Identified Target, so long as (i) no Default or Event of Default is then in existence or would result therefrom, (ii) the aggregate amount of all cash contributions plus
                                                                           ----
     the aggregate outstanding principal amount of all intercompany loans and advances, in each case made pursuant to sub-clause (I) this clause (t), does not exceed CDN$5,000,000 (determined without regard to any write-downs or write-offs thereof), (iii) each such intercompany loan (if any) is evidenced by an Intercompany Note pledged to the Collateral Agent pursuant to (and to the extent required by) the Pledge Agreement and (iv) Second Identified Target uses the proceeds of any such contribution or intercompany loan for its working capital purposes;

          (u) the Borrower may make cash capital contributions and/or make intercompany loans or advances to Second Identified Acquisition Corp. to enable Second Identified

     Acquisition Corp. to make payments on the Second Identified Target Secured Note when and as due, so long as (i) no Default or Event of Default is then in existence or would result therefrom, (ii) each such intercompany loan (if any) is evidenced by an Intercompany Note pledged to the Collateral Agent pursuant to the Pledge Agreement and (iii) the proceeds of any such contribution or intercompany loan, as the case may be, are promptly used by Second Identified Acquisition Corp. to make payments then due and owing on the Second Identified Target Secured Note;

          (v) the First Identified Target may purchase with cash equity interests in an entity in which the First Identified Target has existing investments at the time of the consummation of the First Identified Acquisition, so long as the aggregate amount of consideration paid therefor does not exceed $3,000,000; and"

          31.    Section 8.08(a) of the Credit Agreement is hereby amended by
(i) deleting the text "during any fiscal year set forth below" appearing in said Section and inserting the text "during any fiscal year of the Borrower" in lieu thereof and (ii) deleting the text "in any fiscal year set forth below the amount set forth opposite such fiscal year below" and the table, in each case appearing in said Section, and inserting the text "$10,000,000 in any fiscal year of the Borrower." in lieu thereof.

          32. Section 8.09 of the Credit Agreement is hereby amended by inserting the following text at the end of the table appearing in said Section:

          "July 31, 2002                $36,000,000
          October 31, 2002              $36,000,000
          January 31, 2003              $36,000,000
          April 30, 2003                $36,000,000
          July 31, 2003                 $36,000,000
          October 31, 2003              $36,000,000."

          33. Section 8.10 of the Credit Agreement is hereby amended by inserting the following text at the end of the table appearing in said Section:

          "July 31, 2002                     2.75:1.0
           October 31, 2002                  2.75:1.0
           January 31, 2003                  2.75:1.0
           April 30, 2003                    2.75:1.0
           July 31, 2003                     2.75:1.0
           October 31, 2003                  2.75:1.0".

          34. Section 8.11 of the Credit Agreement is hereby amended by inserting the following text at the end of the table appearing in said Section:

          "July 31, 2002                     3.20:1.0
           October 31, 2002                  3.20:1.0
           January 31, 2003                  3.20:1.0

          April 30, 2003                     3.20:1.0
          July 31, 2003                      3.20:1.0
          October 31, 2003                   3.20:1.0".

          35. Section 8.13 of the Credit Agreement is hereby amended by (i) inserting the text "the Permitted Factoring Agreement, any Second Identified Target Bond Document, the Second Identified Target Secured Note, the First Identified Merger Agreement, the Second Identified Target Loan Agreements," immediately after the text "any Merger Document," appearing in clause (iii) of said Section and (ii) inserting the text ", any Second Identified Target Bond" immediately following the text "Indebtedness to Remain Outstanding" appearing in clause (i) of said Section.

          36. Section 8.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (vi) of said Section and inserting a comma in lieu thereof and (ii) inserting the text ", (vii) the Second Identified Target Credit Agreement and (viii) the Second Identified Target Bond Documents" immediately after clause (vi) appearing in said Section.

          37.    The definition of "Applicable Base Rate Margin" appearing in
Section 10 of the Credit Agreement is hereby amended by (x) inserting the text "(i)" immediately following the text "Notwithstanding anything to the contrary contained above in this definition," and (y) inserting the following text at the end of said definition:

     "and (ii) the Applicable Base Rate Margin shall be no less than 1.00% at any time on and after the Fifth Amendment Effective Date and prior to the delivery of the financial statements required pursuant to Section 7.01(b) for the fiscal quarter ended on the last Saturday of July, 1999".

          38. The definition of "Applicable Commitment Fee Percentage" appearing in Section 10 of the Credit Agreement is hereby amended by (x) inserting the text "(i)" immediately following the text "Notwithstanding anything to the contrary contained above in this definition," and (y) inserting the following text at the end of said definition:

     "and (ii) the Applicable Commitment Fee Percentage shall be no less than .450% at any time on and after the Fifth Amendment Effective Date and prior to the delivery of the financial statements required pursuant to Section 7.01(b) for the fiscal quarter ended on the last Saturday of July, 1999".

          39.    The definition of "Applicable Eurodollar Margin" appearing in
Section 10 of the Credit Agreement is hereby amended by (x) inserting the text "(i)" immediately following the text "Notwithstanding anything to the contrary contained above in this definition," and (y) inserting the following text at the end of said definition:

     "and (ii) the Applicable Eurodollar Margin shall be no less than 2.00% at any time on and after the Fifth Amendment Effective Date and prior to the delivery of the financial statements required pursuant to Section 7.01(b) for the fiscal quarter ended on the last Saturday of July, 1999".

          40. The definition of "Bank Default" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "1.01(a), (b) or (d)" appearing in said definition and inserting the text "1.01(a), (b), (d) or (e)" in lieu thereof.

          41. The definition of "Facility" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Facility, the A-2" immediately prior to the text "Term Loan Facility" appearing in said definition.

          42. The definition of "Loan" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan, A-2" immediately prior to the text "Term Loan" appearing in said definition.

          43. The definition of "Note" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Note, A-2" immediately prior to the text "Term Note" appearing in said definition.

          44. The definition of "Syndication Date" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "of the A-1 Term Loans and the Revolving Loans" immediately prior to the text "has been completed" appearing in said Section.

          45. The definition of "Total Commitment" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Commitment, the Total A-2" immediately prior to the text "Term Loan Commitment" appearing in said definition.

          46.  Section 10 of the Credit Agreement is hereby further amended by
(i) deleting the definitions of "Aggregate Unutilized Commitment", "Commitment", "Required Banks", "Scheduled Repayment", "Term Loan", "Term Loan Commitment", "Term Loan Facility", "Term Note" and "Total Term Loan Commitment" appearing therein in their entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

          "Aggregate Unutilized Commitment" with respect to any Bank at any time shall mean the sum of (i) such Bank's A-1 Term Loan Commitment at such time, if any, (ii) such Bank's A-2 Term Loan Commitment at such time, if any and (iii) such Bank's Revolving Loan Commitment at such time less the
                                                                      ----
     sum of (x) the aggregate outstanding principal amount of all Revolving Loans made by such Bank, (y) such Bank's Percentage of the Letter of Credit Outstandings at such time and (z) in the case of any determination with respect to BTCo in its individual capacity as a Bank hereunder (and only in such case), the aggregate outstanding principal amount of all Swingline Loans made by BTCo at such time.

          "A-1 Term Loan" shall have the meaning provided in Section 1.01(a).

          "A-1 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "A-1 Term Loan Commitment," as the same may be reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9.

          "A-1 Term Loan Facility" shall mean the Facility evidenced by the Total A-1 Term Loan Commitment.

          "A-1 Term Note" shall have the meaning provided in Section 1.05(a).

          "A-1 TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all A-1 Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "A-2 Term Loan" shall have the meaning provided in Section 1.01(e).

          "A-2 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "A-2 Term Loan Commitment," as the same may be reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9.

          "A-2 Term Loan Facility" shall mean the Facility evidenced by the Total A-2 Term Loan Commitment.

          "A-2 Term Loan Maturity Date" shall mean December 31, 2003.

          "A-2 Term Loan Syndication Date" shall mean that date upon which the Agent determines (and notifies the Borrower and the Banks) that the primary syndication (and resultant addition of Persons as Banks pursuant to Section 12.04(b)) of the A-2 Term Loan Commitments and/or the A-2 Term Loans has been completed.

          "A-2 Term Note" shall have the meaning provided in Section 1.05(a).

          "A-2 TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all A-2 Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "CDN$" shall mean shall mean freely transferable lawful money of Canada.

          "Commitment" shall mean, with respect to each Bank, such Bank's A-1 Term Loan Commitment, A-2 Term Loan Commitment and Revolving Loan Commitment.

          "Fifth Amendment" shall mean the Fifth Amendment and Consent to this Agreement, dated as of June 3, 1999.

          "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

          "First Identified Acquisition" shall have the meaning provided in the Fifth Amendment.

          "First Identified Acquisition Date" shall mean the date of the consummation of the First Identified Acquisition in accordance with the requirements of Section 1 of the Fifth Amendment.

          "First Identified Target" shall mean the U.S. corporation identified in the Updated Projections as an acquisition target of the Borrower.

          "Maturity Date" shall mean (x) with respect to the Revolving Loan Facility and the A-1 Term Loan Facility, the Final Maturity Date and (y) with respect to the A-2 Term Loan Facility, the A-2 Term Loan Maturity Date.

          "MergeCo" shall have the meaning provided in the Fifth Amendment.

          "Permitted Factoring Agreement" shall mean the Factoring Agreement, dated as of January 26, 1995, among the First Identified Target and Trust Company Bank, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Permitted Refinancing Indebtedness" shall mean any Indebtedness of the Second Identified Target issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund Indebtedness under the Second Identified Target Credit Agreement or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such refinancing or renewal does not (i) increase the maximum amount of such Indebtedness permitted to be outstanding immediately prior to such refinancing or renewal by more than CDN$2,000,000 or (ii) add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, and (c) all other terms of such refinancing or renewal (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the Second

     Identified Target than those previously existing with respect to the Indebtedness being refinancing or renewed.

          "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans (and, if prior to the termination of the Total A-2 Term Loan Commitment, A-2 Term Loan Commitments) and Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks (and, if prior to the termination of the Total A-2 Term Loan Commitment, the Total A-2 Term Loan Commitment less the aggregate A-2 Term Loan Commitments of Defaulting Banks) and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

          "Scheduled A-1 Repayment" shall have the meaning provided in Section 4.02(A)(b)(i).

          "Scheduled A-2 Repayment" shall have the meaning provided in Section 4.02(A)(b)(ii).

          "Scheduled Repayment" shall mean any Scheduled A-1 Repayment and Scheduled A-2 Repayment.

          "Second Identified Acquisition Corp." shall mean a Wholly-Owned Subsidiary of the Borrower previously identified to the Agent and the Banks.

          "Second Identified Target" shall mean the foreign corporation identified in the Updated Projections as an acquisition target of the Borrower.

          "Second Identified Acquisition" shall have the meaning provided in the Fifth Amendment.

          "Second Identified Target Bond Indenture" shall mean the Deed of Trust and Mortgage, dated as of November 1, 1968, among the Second Identified Target and Canada Permanent Trust Company, and the related security documentation, in each case, as in effect on the Fifth Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms of hereof and thereof.

          "Second Identified Target Bond Documents" shall mean the Second Identified Target Bonds, the Second Identified Target Bond Indenture and the other documents and instruments entered into connection with the issuance of the Second Identified Target Bonds, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Second Identified Target Bonds" shall mean the Series M, N and O Income Bonds issued by the Second Identified Target pursuant to the Second Identified Target Bond Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Second Identified Target Credit Agreement" shall mean the Credit Agreement, dated as of July 15, 1998, among the Second Identified Target and Canadian Imperial Bank of Commerce, and the related security documentation, in each case, as in effect on the Fifth Amendment Effective Date and as the same may be amended, modified or supplemented from time to time.

          "Second Identified Target Loan Agreements" shall mean the Letter Agreements, dated as of February 27, 1997, August 1, 1997 and December 12, 1997, between the Second Identified Target and a business development corporation identified to the Agent, as in effect on the Fifth Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Second Identified Target Secured Note" shall mean the promissory note to be issued by Second Identified Acquisition Corp. as consideration pursuant to the Second Identified Acquisition, which promissory note shall
     (i) be unguaranteed by any Person (other than the Borrower), (ii) bear no interest, (iii) be unsecured (except by the capital stock of Second Identified Target) and (iv) otherwise be in form and substance satisfactory to the Agent, as the same may be amended , modified or supplemented from time to time in accordance with the terms hereof and thereof

          "Term Loan" shall mean each A-1 Term Loan and each A-2 Term Loan.

          "Term Loan Commitment" shall mean either or both of the A-1 Term Loan Commitment or the A-2 Term Loan Commitment, as the context may require.

          "Total A-1 Term Loan Commitment" shall mean the sum of the A-1 Term Loan Commitments of each of the Banks.

          "Total A-2 Term Loan Commitment" shall mean the sum of the A-2 Term Loan Commitments of each of the Banks.

          "Updated Projections" shall have the meaning provided in the Fifth Amendment.

          47. Section 12.04(b) of the Credit Agreement is hereby amended by (i) inserting the text "(or, if prior to the termination of the Total A-2 Term Loan Commitment, A-2 Term Loan Commitments)" immediately following the text "and/or its outstanding Term Loans" and (ii) inserting the text "(or, if prior to the termination of the Total A-2 Term Loan Commitment, A-2 Term Loan Commitments)" immediately following the text "and/or outstanding principal amount of Term Loans".

          48. Annex I to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the new Annex I as it appears as attached hereto.

          49. Exhibit A-1 to the Credit Agreement is hereby amended by deleting the text "[Term Loans]" appearing in said Exhibit and inserting the text "[A-1 Term Loans][A-2 Term Loans]" in lieu thereof.

          50. Exhibit B-1 and Exhibit J to the Credit Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof a new Exhibit B-1 or Exhibit J, as the case may be, in the form of Exhibit B-1 or Exhibit J, as the case may be, attached hereto.

          51. The Credit Agreement is hereby further amended by adding Exhibit B-4 thereto in the form of Exhibit B-4 attached hereto.

II.  Amendments to Security Agreement.
     --------------------------------

          1. Section 1.1 of the Security Agreement is hereby amended by inserting the following sentence at the end of said Section:

          "Notwithstanding the foregoing, the term "Collateral" shall not include any Excluded Receivables."

          2. The definition of "Receivables" appearing in Article IX of the Security Agreement is hereby amended by inserting the following text immediately prior to the period at the end of said definition:

     "; provided that the term Receivable shall not include any Excluded
        --------
     Receivable."

          3. Article IX of the Security Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order in said Article:

          "Excluded Receivable" shall mean any Receivable (as defined herein without giving effect to the proviso to the definition thereof) owned or held by the First Identified Target.

III. Amendments to Pledge Agreement.
     -------------------------------

               1. Section 2 of the Pledge Agreement is hereby amended by (x) inserting the text "(I)" immediately after the text "provided that," appearing in clause (i) of said Section and (y) inserting the following text immediately after the proviso appearing in clause (i) of said Section:

               "and (II) the term "Stock" shall not include any capital stock of the Second Identified Target (to the extent owned by any Pledgor) at any time (and only at such times) prior to the repayment in full of the Second Identified Target Secured Note".

IV.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Agent shall have received for the account of each relevant Bank the appropriate A-1 Term Note and A-2 Term Note for such Bank, in the amount, maturity and as otherwise provided in Section 1.05 of the Credit Agreement;

          (ii) the Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Agent;

          (iii) the Agent shall have received from McGuire, Woods Battle & Boothe LLP, special counsel to the Credit Parties, an opinion addressed to the Agent, the Collateral Agent and each of the Banks and dated the Fifth Amendment Effective Date in form and substance satisfactory to the Agent, and covering such matters incident to this Amendment and the transactions contemplated herein as the Agent may reasonably request (including an opinion as to no conflict with the Senior Subordinated Note Indenture);

          (iv) the Banks shall have received a copy of the detailed consolidated financial projections for Holdings and its Subsidiaries, and after giving effect to the Transaction, the First Identified Acquisition, the Second Identified Acquisition, the related financings therefor and the transactions and financings contemplated by this Amendment (including the A-2 Term Loans and the Senior Subordinated Notes), for the five fiscal years ended after the Fifth Amendment Effective Date (the "Updated Projections"), which Updated Projections shall be satisfactory in form and substance to the Agent and the Required Banks;

          (v) the Borrower shall have paid to the Agent and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Agent and the Banks to the extent then due; and

          (vi) each of Holdings, the Borrower, the Pledgee, the Collateral Agent, each Subsidiary Guarantor, the Required Banks and each Bank with an A-2 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the A-2 Term Loans) shall be fully guaranteed pursuant to the various Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

          7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement, the Security Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement, the Security Agreement or the Pledge Agreement, as the case may be, as modified hereby.

                            *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              CAF HOLDINGS, INC.

                              By____________________________________
                                Title:

                               COLLINS & AIKMAN FLOORCOVERINGS, INC.

                              By____________________________________
                                Title:

                              BANKERS TRUST COMPANY,
                                Individually and as Agent

                              By________________________________
                                Title:

                              FIRST SOURCE FINANCIAL LLP
                                By: First Source Financial Inc., as its
                                agent/manager

                              By___________________________________
                                Title:

                              HELLER FINANCIAL, INC.

                              By___________________________________
                                Title:

                                        LASALLE NATIONAL BANK

                                        By______________________________
                                          Title:

                                        BANKBOSTON, N.A.

                                        By______________________________
                                          Title:

                                        FIRST UNION NATIONAL BANK

                                        By______________________________
                                          Title:

                                   FLEET BUSINESS CREDIT CORPORATION

                                   By_______________________________
                                     Title:

                              SENIOR DEBT PORTFOLIO
                                   By:  Boston Management and Research
                                   as Investment Advisor

                              By________________________________________
                                Title:

                                        WACHOVIA BANK, N.A.

                                        By_________________________
                                          Title:

                                        CAF HOLDINGS, INC.,
                                        as a Guarantor

                                        By_____________________________
                                          Title: